EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 28, 2009, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (3) such Annual Report on Form 10-KSB for the year ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2009 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 12, 2009               /s/ Kenneth C. Riscica
                            ----------------------------------------------------
                            Name: Kenneth C. Riscica
                            Title: Treasurer, Secretary, Chief Financial Officer


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